UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2008

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16667	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On December 8, 2008, the registrant’s board of directors approved amendments to its Supplemental Executive Retirement Plan (SERP) for William S. Latoff (originally dated December 20, 2006 and last amended and restated effective April 1, 2007) to amend the SERP’s vesting schedule so that Mr. Latoff would be 76% vested as of October 1, 2008, 85% vested as of November 1, 2008, 94% vested as of December 1, 2008, and that thereafter his interest under the SERP would vest in increments of 1.0% on the first of every month thereafter until 100% vested on June 1, 2009.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)(1)	On December 8, 2008, the registrant’s board of directors approved amendments to the registrant’s articles of incorporation, to become effective upon their filing with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania, to provide that any or all classes or series of shares of stock, or any part thereof, of the registrant may be uncertificated shares to the extent determined by the registrant’s board of directors from time to time. A copy of the registrant’s articles of incorporation, as amended and restated to reflect the amendment, is attached to this Form 8-K, and marked to show the amendment, is attached to this Report as Exhibit 99.1. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

(a)(2)
On December 8, 2008, the registrant’s board of directors approved amendments to the registrant’s bylaws, to become effective upon the filing with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania of the registrant’s amended and restated articles of incorporation referred to in Item 5.03(a)(1) above, to provide that Any or all classes or series of shares of stock, or any part thereof, of the Corporation may be uncertificated shares to the extent determined by the Board of Directors of the Corporation from time to time, but that in no event shall shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the registrant.  A copy of the registrant’s bylaws, as amended and restated to reflect the amendment, is attached to this Form 8-K, and marked to show the amendment, is attached to this Report as Exhibit 99.2.  To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amended and Restated Articles of Incorporation of DNB Financial Corporation (marked)

99.2 Amended and Restated Bylaws of DNB Financial Corporation (marked)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB FINANCIAL CORPORATION

December 10, 2008	By: /s/ William J. Hieb
Name: William J. Hieb
Title: President and Chief Operating Officer

EXHIBIT INDEX

99.1	Amended and Restated Articles of Incorporation of DNB Financial Corporation (marked)

99.2	Amended and Restated Bylaws of DNB Financial Corporation (marked)